  Exhibit 10.1
STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is entered into as of December 15, 2016, by and among Carlos Carrillo, an individual (“Purchaser”), Control Engineering, Inc., a Delaware corporation (“CEI”), and Greenhouse Holdings, Inc., a Nevada corporation (“Seller”).

RECITALS:

A.
Seller owns all of the issued and outstanding capital stock of CEI (the “Stock”).

B. Purchaser is the Senior Vice President of Engineering and Operations of CEI and is responsible for running the day-to-day business of CEI.

C. Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Stock, on the terms and conditions set forth below.

D. All annexes, schedules, exhibits and other attachments hereto are incorporated herein by reference, and, taken together with this Agreement, shall constitute a single Agreement.

AGREEMENT:

Now, therefore, in consideration of the Recitals and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             PURCHASE AND SALE OF STOCK

1.1           Purchase and Sale of Shares.

(A)           Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties, covenants and agreements contained herein, Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, the Stock, free and clear of all liens (other than those created by this Agreement), for a purchase price equal to the Accounts Receivable Balance, less the Accounts Payable Balance, less $60,000.00 (the “Purchase Price”). The “Accounts Receivable Balance” shall be equal to the amount of all accounts receivable of CEI outstanding on December 31, 2016 (the “Closing Date”) (the “Accounts Receivable”), determined in accordance with GAAP, and identified as “Accounts Receivable” on Schedule I hereto, which Schedule shall be updated as of the Closing Date, less the Bad Debt Allowance. The “Bad Debt Allowance” shall be equal to the amount of those certain accounts receivable of CEI outstanding on the Closing Date, determined in accordance with GAAP, and identified as “Bad Debt” on Schedule I hereto (the “Bad Debt”), which Schedule shall be updated as of the Closing Date. The “Accounts Payable Balance” shall be equal to the amount of all accounts payable of CEI outstanding on the Closing Date (the “Accounts Payable”), determined in accordance with GAAP, and identified as “Accounts Payable” on Schedule I hereto, which Schedule shall be updated as of the Closing Date.

(B)           Form of Payment. In the event that the Purchase Price is positive, the Purchase Price shall be payable by Purchaser to Seller by the execution and delivery by Purchaser of a promissory note in the original principal amount equal to such Purchase Price, substantially in the form attached hereto as Exhibit A (the “Note”). In the event that the Purchase Price is negative, Seller shall pay the absolute value of the Purchase Price in cash or immediately available funds to the Purchaser not later than January 31, 2017; provided, that in the event that the absolute value of the Purchase Price exceeds $60,000, any amount in excess of $60,000 shall be paid by Seller directly to certain creditors to which the Accounts Payable relate, instead of to Purchaser.

(C)           Reimbursement. In the event that CEI collects any funds with respect to the Bad Debt on or prior to December 31, 2017, CEI shall, within three (3) business days of such collection, pay the amount of such collection in full in cash or immediately available funds to Seller.

1.2           Fair Market Value. The parties hereby acknowledge and agree that the Purchase Price has been negotiated on an arm’s length basis, and the parties believe that the Purchase Price reflects the fair market value of the Stock; provided, however, that neither the Seller nor CEI is making any representation as to the fair market value of the Stock.

1.3           Closing. Subject to the terms and conditions of this Agreement, the closing of the sale and purchase of the Stock (the “Closing”) shall take place on the Closing Date at the office of Purchaser or such other place as the parties may mutually agree at such time and date as the parties may mutually select.

(A) Deliveries by Seller.

a.
Stock Certificates. At the Closing, Seller shall deliver to Purchaser stock certificates evidencing the Stock, free and clear of all claims, liens and encumbrances (other than those created by this Agreement and securities laws), duly endorsed in blank or accompanied by duly executed instruments of transfer duly endorsed in blank.

b.
Consents. Seller and CEI shall have obtained all consents required for the consummation of the transactions contemplated hereby.

(B) Deliveries by Purchaser.

a.
Note. In the event that the Purchase Price is positive, at the Closing, Purchaser shall deliver the executed Note in accordance with Section 1.1 above.

(C) Deliveries by CEI.

a.
Continuing Guaranty. In the event that the Purchase Price is positive, at the Closing, CEI shall deliver the executed Continuing Guaranty, substantially in the form attached hereto as Exhibit B (“Guaranty”).

b.
Security Agreement. In the event that the Purchase Price is positive, at the Closing, CEI shall deliver the executed Security Agreement, substantially in the form attached hereto as Exhibit C (“Security Agreement”).

(D) Other Closing Deliveries. At the Closing, each party will deliver to the other party such other documents as may be reasonably requested by the other party.

(E) Stock Power. Each of the parties agrees that this Agreement shall constitute a stock power or other necessary authorization to transfer, as the case may be, authorizing CEI to record on its books and records the transfer of the Stock from the Seller to the Purchaser.

2.
REPRESENTATIONS AND WARRANTIES BY SELLER.

Seller hereby represents and warrants to Purchaser, as follows:

2.1               Seller has good and marketable title to the Stock, free and clear of all claims, liens, and encumbrances, other than those imposed by this Agreement or securities laws.
2.2               Seller has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. Seller has taken all action necessary for the authorization, execution and delivery of this Agreement. This Agreement has been duly and validly executed and delivered by Seller and constitutes the legal and binding obligation of Seller, enforceable against Seller in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
2.3               The execution and delivery of this Agreement by Seller, the performance by Seller of its obligations pursuant to this Agreement, and the consummation of the transactions contemplated hereby will not result in a breach by Seller of, violate the terms or conditions of, or constitute a default by Seller under, any agreement, instrument, decree, law, judgment or order to which Seller is a party, to which the properties of Seller may be subject, or by which Seller may be bound, result in the creation of any claims, liens or encumbrances on the Stock, other than those that have been created by Purchaser or restrictions imposed by securities laws.
3.
REPRESENTATIONS AND WARRANTIES BY PURCHASER.4.REPRESENTATIONS AND WARRANTIES BY PURCHASER

Purchaser hereby represents and warrants to Seller and CEI as follows:

3.1           It has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2           It is acquiring the Stock for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”), in violation of securities laws. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Stock.
3.3           It is fully aware of: (i) the highly speculative nature of an investment in the Stock; (ii) the potential financial hazards involved; and (iii) the lack of liquidity of the Stock and the restrictions on transferability of the Stock (e.g., that Purchaser may not be able to sell or dispose of the Stock or use them as collateral for loans).
3.4           Neither CEI, nor the Seller, nor any of their respective officers or directors have made any representations to Purchaser regarding the advisability of the transaction described herein.

3.5           He understands that the shares of Stock he is purchasing are characterized as “restricted securities” under the federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. It understands that the Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In this connection, the Purchaser represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. In addition, Purchaser understands that the certificate evidencing the Stock, as applicable, will be imprinted with a legend which prohibits the transfer of the Stock unless registered or such registration is not required in an opinion of counsel reasonably acceptable to CEI.
3.6           At no time was it presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the Stock.
3.7           By reason of its business or financial experience, he is capable of evaluating the merits and risks of this purchase, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of the Stock. He is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.
3.8           Purchaser has been given the opportunity to consult with independent legal counsel regarding its rights and obligations under this Agreement and has consulted with such independent legal counsel regarding the foregoing, fully understands the terms and conditions contained herein, and intends for such terms to be binding upon and enforceable against Purchaser.
4.
INTERIM OPERATING COVENANTS.

4.1            Conduct of Business of CEI. Purchaser, in his capacity as an officer of CEI, shall cause CEI, during the period from the date of this Agreement until the Closing Date, except as expressly contemplated by this Agreement or as required by applicable law or with the written consent of Seller, to conduct its business in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, between the date of this Agreement and the Closing Date, except as otherwise expressly contemplated by this Agreement or as required by applicable law, Purchaser, in his capacity as an officer of CEI, shall not permit CEI to, without the prior written consent of the Seller:
(A)
Incur any financial obligation, except in the ordinary course of business consistent with past practice;
(B)
Incur any financial obligation of more than $5,000;
(C)
Fail to satisfy any outstanding financial obligation as required under the agreement relating to that particular financial obligation and in the ordinary course of business;
(D)
Make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable law;
(E)
Except as required by applicable law or by any CEI employee benefit plan or other contract in effect as of the date of this Agreement, (i) increase the compensation payable or that could become payable by CEI to directors, officers or employees (including without limitation any promises of severance payments in the event that such employees’ employment with CEI is terminated), other than increases in compensation made to non-officer employees in the ordinary course of business consistent with past practice, or (ii) terminate any CEI employees, except in the ordinary course of business consistent with past practice; or
(F)
Agree or commit to do any of the foregoing.
4.2
Other Actions. From the date of this Agreement until the Closing, Seller shall not, and Purchaser shall not permit CEI to, take, or agree or commit to take, any action (except as otherwise expressly permitted by this Agreement) that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the transactions contemplated by this Agreement.
4.2
Accounts Receivable. From the date of this Agreement until the Closing, Purchaser shall use his best efforts and shall cause CEI and its employees to use their best efforts to collect all outstanding Accounts Receivable, including without limitation, the Bad Debt.
5.             POST-CLOSING COVENANTS.

Purchaser and Seller agree as follows with respect to the period following the Closing Date:
5.1           Further Cooperation. In case at any time after the Closing Date any further actions are necessary to carry out the purposes of this Agreement, each of the parties will take such further actions (including the execution and delivery of such further instruments and documents) as the other party reasonably may request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Section 6 below).

5.2           Confidentiality. Seller agrees that for a period of two (2) years from the Closing Date, it will not (a) divulge any Confidential Information to third parties or (b) use or permit to be used any Confidential Information for its own benefit. For this purpose, “Confidential Information” shall mean all confidential and proprietary information relating to CEI, this Agreement, and the transactions contemplated hereby. “Confidential Information” shall not include any information that: (y) is now available to third parties who are not under a duty of confidentiality or, through no fault of Seller, subsequently becomes available to third parties who are not under a duty of confidentiality; or (z) is released or approved for release by Purchaser without restriction. Notwithstanding the foregoing, Seller may disclose Confidential Information (i) to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by applicable law, rule or regulation, (ii) on a “need-to-know” basis under an obligation of confidentiality to its legal counsel, accountants, banks and other financing sources and their advisors, or (iii) in any legal proceedings that arise in connection with this Agreement or the transactions contemplated herein and therein.
5.3 Employees.

(A) Effective as of the Closing Date, Purchaser shall assume the employment of all employees of CEI, subject to any employment agreements, if applicable. Purchaser shall assume and perform, pay or otherwise discharge all liabilities and benefit obligations accruing or occurring from and after the Closing Date with respect to all CEI employees. With respect to CEI employees and in connection with administering Purchaser’s employee benefits plans, Purchaser shall recognize all service with CEI for purposes of vesting and eligibility, as applicable under such employee benefit plans, and for purposes of paid time off, vacation, sick and leave entitlements and seniority.

(B) Purchaser shall be responsible for any legally mandated continuation of health care coverage for such employees and/or their dependents who have a loss of health care coverage due to a qualifying event after the Closing Date, and for satisfaction of any related notice requirements with respect to such employees and other dependents who have a loss of coverage due to a qualifying event after the Closing Date.

5.4           Bad Debt. From the Closing until December 31, 2017, Purchaser shall use his best efforts and shall cause CEI and its employees to use their best efforts to collect the Bad Debt.

6.             INDEMNIFICATION.

6.1           Indemnification.

(A)           Purchaser shall indemnify, defend and hold Seller harmless from and against any and all damages, liabilities, losses, claims, obligations, liens, assessments, judgments, taxes, fines, penalties, reasonable costs and expenses (including without limitation reasonable fees of counsel) (collectively, “Losses”) suffered or incurred by Seller, or its successors and assigns (i) proximately caused by any breach of any representation, warranty, covenant or other undertaking made by the Purchaser in this Agreement, and (ii) the ownership or operation of CEI by the Purchaser. Seller shall notify the Purchaser promptly of any written actions, claims or demands against Seller of which the Purchaser is responsible hereunder specifying the basis and amount thereof in reasonable detail.

(B)           Seller shall indemnify, defend and hold Purchaser harmless from and against any and all Losses suffered or incurred by Purchaser, or its successors and assigns, proximately caused by any breach of any representation, warranty, covenant or other undertaking made by the Seller in this Agreement. Purchaser shall notify the Seller promptly of any written actions, claims or demands against Purchaser of which the Seller is responsible hereunder specifying the basis and amount thereof in reasonable detail; provided, however, that the aggregate amount of all Losses for which Seller shall be liable pursuant to this Section 6.1(B) shall not exceed the Purchase Price.

(C)           If any third party notifies any party (the “Indemnified Party”) with respect to any matter (a “Third-Party Claim”) that may give rise to a claim for indemnification against the other party (the “Indemnifying Party”) under this Section 6, then the Indemnified Party shall promptly (and in any event within ten (10) business days after receiving notice of the Third-Party Claim) notify the Indemnifying Party thereof in writing specifying the claimed basis and amount thereof in reasonable detail. Failure to so notify shall not be deemed a waiver of, or otherwise affect, the Indemnifying Party’s obligations unless the Indemnifying Party is materially harmed or prejudiced by such failure to notify.

The Indemnifying Party will have the right at any time to assume and thereafter conduct the defense of the Third-Party Claim with counsel of its choice; provided, however, that the Indemnifying Party will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party.

Unless and until the Indemnifying Party assumes the defense of the Third-Party Claim as provided in above, however, the Indemnified Party may defend against the Third-Party Claim in any manner it may reasonably deem appropriate. In no event will the Indemnified Party consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party (not to be unreasonably withheld).

(D)           Notwithstanding anything in this Agreement to the contrary, the amount of any Losses for which indemnification is provided under this Section 6 shall be reduced by (i) any amounts actually recovered by an Indemnified Party pursuant to any indemnification by or indemnification agreement with any third party (net of any costs incurred to obtain such recovered amounts) and (ii) any insurance proceeds or other cash receipts or sources of reimbursement actually received as an offset against such Losses (net of any costs incurred to obtain such proceeds or reimbursement and all related deductions and adjustments to premiums); and no right of subrogation shall accrue to any insurer or third-party indemnitor hereunder. If the amount of the reduction contemplated above is determined or paid to an Indemnified Party after payment by any Indemnifying Party of any amount otherwise required to be paid to an Indemnified Party pursuant to this Section 6, the Indemnified Party shall either repay the Indemnifying Party, promptly after such determination or payment, any amount that should not have been paid pursuant to this Section 6 had such determination or payment been made at the time of such payment by the Indemnifying Party or permit the Indemnifying Party to reduce any other payment then required to be made by such Indemnifying Party, if any.

(E)           For the avoidance of doubt, all indemnification and similar payments made pursuant to this Agreement shall be treated for tax purposes as an adjustment to the Purchase Price, and each party will report such payments consistently with such treatment for all Tax purposes.

(F)           Parties shall be able to make claims under more than one provision of this Agreement, but no party shall be entitled to recover more than once in respect of the same Losses. For purposes of illustration only, if there is a $100 fine levied for noncompliance with law and such noncompliance is covered by two sections of this Agreement, then Purchaser may make a claim under both sections but shall only be permitted to recover once even if Purchaser prevails under both sections.

(G)           For all purposes hereunder, the Indemnifying Parties shall not be liable for any incidental, special, punitive or consequential (including lost profits) Losses, unless such Losses relate to a Third-Party Claim.

(H)           The parties acknowledge and agree that, other than with respect to any breach by Purchaser of its agreements or obligations under the Note or any breach by CEI of its agreements or obligations under the Guaranty or Security Agreement, the parties’ sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Section 6. In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted under law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement (other than with respect to any breach by Purchaser of its agreements or obligations under the Note or any breach by CEI of its agreements or obligations under the Guaranty or Security Agreement) it may have against the other parties hereto and their affiliates and each of their respective representatives arising under or based upon any law, except pursuant to the indemnification provisions set forth in this Section 6.

7.
CONDITIONS TO CLOSING; FAILURE TO CLOSE.

7.1 Conditions to Purchaser’s Obligations at Closing. All of the obligations of the Purchaser under this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by Purchaser:

(A)           Representations and Warranties. The representations and warranties of Seller contained herein shall be true and correct on and as of the Closing Date.

(B)           Performance. Seller shall have performed or fulfilled all agreements, obligations and conditions contained herein and shall have obtained all consents, waivers and approvals necessary to transfer the Stock.

(C)           Closing Deliverables. The closing deliverables identified in Section 1.3(A) shall have been delivered by Seller, and the closing deliverables identified in Section 1.3(C) shall have been delivered by CEI.

In the event this Agreement is executed but the transactions described in this Section 7.1 are not either consummated or waived in writing by Purchaser on or prior to the Closing Date, Purchaser may terminate this Agreement effective immediately upon written notice to Seller.

7.2           Conditions to Seller’s Obligations at Closing. The obligations of Seller under this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by Seller:

(A) Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct on and as of the Closing Date with the same effect as if made on and as of the Closing Date.

(B) Performance. The Purchaser shall have performed or fulfilled all agreements, obligations and conditions contained herein and shall have obtained all consents, waivers and approvals necessary to acquire the Stock from Seller.

(C)           Closing Deliverables. The closing deliverables identified in Section 1.3(B) shall have been delivered by Purchaser, and the closing deliverables identified in Section 1.3(C) shall have been delivered by CEI.

In the event this Agreement is executed but the transactions described in this Section 7.2 are not either consummated or waived in writing by Shareholders on or prior to the Closing Date, Seller may terminate this Agreement effective immediately upon written notice to Purchaser.

8.           GENERAL PROVISIONS8.

8.1            No Waivers. None of the parties shall be deemed to waive any of its rights, powers or remedies hereunder unless such waiver is in writing and signed by said party. No delay or omission by any party in exercising any of said rights, powers or remedies shall operate as a waiver thereof, nor shall a waiver signed by any party of any breach of the covenants, conditions or agreements binding on the other parties on one occasion be construed as a waiver or consent to such breach on any future occasion or a waiver of any other covenant, condition, or agreement herein contained.

8.2           Expenses. None of the parties hereto shall have any obligation to pay any of the fees and expenses of any other party incident to the negotiation, preparation and execution of this Agreement, including, but not limited to, the fees and expenses of legal counsel, accountants, investment bankers, consultants and other experts.

8.3           Publicity. A party must obtain the other party’s written consent prior to any publication, presentation, public announcement or press release concerning the relationship between the parties or the existence or terms of this Agreement, except as may otherwise be required by law. In addition, the parties agree not to make any disparaging or derogatory comments regarding the other parties to any third party.

8.4           Assignment. No party may assign any portion of this Agreement, voluntarily or involuntarily, including without limitation by operation of law, without the prior written consent of the other party, which shall not be unreasonably withheld, conditioned or delayed. Any attempt to otherwise assign this Agreement shall be null and void. No person or entity not a party hereto shall have any interest herein or be deemed a third party beneficiary hereof, and nothing contained herein shall be construed to create any rights enforceable by any other person or third party.

8.5           Partnership. Nothing herein contained shall be construed as creating a partnership or joint venture by or between the parties.

8.6           Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

8.7           Severability. Any provision of this Agreement held or determined by a court (or other legal authority) of competent jurisdiction to be illegal, invalid, or unenforceable in any jurisdiction shall be deemed separate, distinct and independent, and shall be ineffective to the extent of such holding or determination without (i) invalidating the remaining provisions of this Agreement in that jurisdiction or (ii) affecting the legality, validity or enforceability of such provision in any other jurisdiction.

8.8           Captions Headings. Captions and paragraph headings used in this Agreement are for convenience only and shall not be used to interpret any provision hereof.

8.9           Entire Agreement. This Agreement, together with the Exhibits and Schedules, which documents are incorporated herein by reference, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and is intended as the parties’ final expression and complete and exclusive statement of the terms thereof, superseding all prior or contemporaneous agreements, representations, promises and understandings, whether written or oral, between the parties, and may be amended or modified only by an instrument in writing signed by all parties.

8.10           Notices. Any notice required or permitted to be given hereunder shall be (a) in writing, (b) effective on the first business day following the date of receipt, and (c) delivered by one of the following means: (i) by personal delivery; (ii) by prepaid, overnight package delivery or courier service; or (iii) by the United States Postal Service, first class, certified mail, return receipt requested, postage prepaid.

All notices given under this Agreement shall be addressed, in the case of Seller, to:

Greenhouse Holdings, Inc.
_____________________
_____________________

All notices given under this Agreement shall be addressed, in the case of Purchaser, as follows:

Carlos Carrillo
_____________________
_____________________

or to such other addresses of which the parties have been advised in writing by any of the above-described means. Personal delivery to a party or to any officer, partner, agent, or employee of such party at its address herein shall constitute receipt. The following shall also constitute receipt: (i) a party’s rejection or other refusal to accept notice, and (ii) the inability to deliver to a party because of a changed address of which no notice has been received by the other party. Notwithstanding the foregoing, no notice of change of address shall be effective until ten (10) days after the date of receipt thereof. This Section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided.

8.11           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any principles of conflicts of law. With respect to any litigation arising out of or relating to this Agreement, the parties agree that it shall be exclusively filed in and heard by the state or federal courts with jurisdiction to hear such suits located in the State of Delaware, and each party hereby submits to the exclusive jurisdiction of such courts.

8.12           Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Agreement. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

8.13           Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties to this Agreement now or hereinafter existing at law or equity or by statute, each of the parties hereto shall be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of this Agreement.

8.14           Professional Fees. In the event of any litigation involving this Agreement or any of the ancillary documents, the prevailing party in such litigation shall be entitled to recover reasonable attorney fees and costs in addition to any other remedy to which it is entitled.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each party has executed or caused its duly authorized officer to execute this Agreement the day and year first above written.

“PURCHASER”:

/s/ Carlos Carrillo                                                Date: 12/13/2016
Carlos Carrillo

“CEI”:

Control Engineering, Inc.

By:/s/Dan Wachtler                                                Date: 12/14/16
Name: Dan Wachtler
Its: President & COO

“SELLER”:

Greenhouse Holdings, Inc.

By:/s/ Brian King                                                Date: 12/14/16
Name: Brian King
Its:

Schedule I

On file with the Greenhouse Holdings, Inc.

Exhibit A

(see attached)

PROMISSORY NOTE

$_____________	Costa Mesa, California
December 31, 2016

FOR VALUE RECEIVED, Carlos Carrillo (the “Maker”) promises to pay to Greenhouse Holdings, Inc., a Nevada corporation (the “Holder”), the principal sum of [___________________ ($________)]together with interest thereon at the rate of 1.00% per annum, compounded annually, upon the following terms and conditions. Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed.
Unless there shall occur an Event of Default (as defined below), the principal amount of this Note and all accrued but unpaid interest thereon shall be due and payable as follows:
(a) On April 1, 2017, an amount equal to the cash receipts collected by Control Engineering, Inc. (“CEI”) between January 1, 2017 and March 30, 2017 in respect of accounts receivable of CEI outstanding on December 31, 2016 (the “Accounts Receivable”) in excess of $60,000.00 shall be due and payable by Maker to the Holder; and
(b) On the first day of each calendar month thereafter until the earlier of the Maturity Date or the date on which all principal and accrued but unpaid interest under this Note has been repaid in full, an amount equal to the cash receipts collected by CEI in respect of the Accounts Receivable during the month immediately preceding the applicable payment date shall be due and payable by Maker to the Holder; and
(c) Any remaining unpaid principal hereunder together with all accrued but unpaid interest thereon shall be due and payable on the twelve (12) month anniversary of the date of this Note (the “Maturity Date”), unless such Maturity Date is extended by the Holder in the Holder’s sole and absolute discretion.
For purposes of clarity, no payments shall be due under this Note prior to April 1, 2017.
All payments by Maker under this Note shall be in immediately available funds. Principal and accrued interest on this Note may be prepaid at any time by Maker without notice, premium or penalty and without the written consent of Holder.
This Note shall be guaranteed by CEI pursuant to that certain Continuing Guaranty of even date herewith issued by CEI in favor of the Holder, and the obligations pursuant to such Continuing Guaranty shall be secured by a blanket lien on all assets of CEI pursuant to that certain Security Agreement of even date herewith issued by CEI in favor of the Holder.
This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, “an Event of Default” and collectively, “Events of Default”): (1) the liquidation, termination of existence, dissolution, winding down, cessation of business or insolvency of CEI, or the appointment of a receiver or custodian for Maker or any part of its property, as applicable; (2) the institution by or against Maker of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally; or (3) the failure by Maker to pay any principal or accrued interest when due hereunder. Upon the occurrence of an Event of Default, the Holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the State of [California] or afforded by other applicable law. All rights and remedies of the Holder shall be cumulative, and the Holder shall be entitled to all the rights of a holder in due course of a negotiable instrument.

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All payments by Maker under this Note shall be applied first to the cost of collection, if any, second to accrued but unpaid interest, and third to unpaid principal. All payments by Maker under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. If this Note is not paid in accordance with its terms, Maker shall pay to the Holder, in addition to principal and accrued interest thereon, all costs of collection of the principal and accrued interest, including, but not limited to, reasonable attorneys’ fees, court costs and other costs for the enforcement of payment of this Note. No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the Holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.
In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.
In the event any interest is paid on this Note that is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.
Maker and any others who may become liable for the payment hereof jointly and severally:
a. waive presentment for payment, demand, notice of demand, notice of non-payment or dishonor, protest and notice of protest of this Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note;
b. consent to all extensions of time, renewals, postponements of time of payment of this Note or other modifications hereof from time to time, whether by acceleration or in due course, without notice, consent or consideration to any of the foregoing;
c. agree to any addition or release of any party or person primarily or secondarily liable hereon;
d. agree that the Holder shall not be required first to institute any suit, or to exhaust its remedies, against Maker or any other person or party liable hereunder in order to enforce the payment of this Note; and
e. agree that, notwithstanding the occurrence of any of the foregoing (except by the express written release by the Holder of any such person), Maker shall be and remain directly and primarily liable for all sums due under this Note.
All rights and obligations hereunder shall be governed by the laws of the State of [California], without regard to the conflicts of law provisions of the State of [California] or any other state.

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MAKER:

___________________________
Carlos Carrillo

Acknowledged and agreed:

GREENHOUSE HOLDINGS, INC.

___________________________
By: ________________________
Its: ________________________

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Exhibit B

(see attached)

CONTINUING GUARANTY
TO: Greenhouse Holdings, Inc.
1. For valuable consideration, the undersigned (hereinafter the “Guarantor”), jointly and severally with all other guarantors, unconditionally guarantees and promises to pay to Greenhouse Holdings, Inc. (hereinafter the “Lender”), or order, on demand, in lawful money of the United States, any and all indebtedness and other obligations of Carlos Carillo (hereinafter the “Borrower”) to Lender under that certain Secured Promissory Note in the principal amount of [___________________ ($________)]1 (the “Note”) dated on or about December 31, 2016, as may be amended (such indebtedness referred to hereinafter as the “Obligations”). Guarantor is a related and affiliated entity of the Borrower and will derive substantial and direct benefit from the extension and availability of the loan evidenced by the Note. The terms and conditions of each Note are hereby incorporated herein. Should there be any conflict between the terms hereof and the terms of the Note, the terms hereof shall control.
2. This is a continuing guaranty relating to the Obligations, including that arising under any renewal, modification, or extension of the Note.
3. The obligations of the Guarantor hereunder are independent of the Obligations of the Borrower, and a separate action or actions may be brought and prosecuted against Guarantor, whether action is brought against the Borrower, or whether the Borrower be joined in any such action or actions; and Guarantor expressly waives any rights which Guarantor may have under California Civil Code sections 2809, 2810, 2819, 2839, 2845 through 2847, 2849, 2850, 2899 and 3433, and California Code of Civil Procedure Sections 580(a), 580(b), 580(d) and 726. Guarantor expressly waives the benefit of any statute of limitations affecting his liability hereunder or the enforcement thereof. Lender’s rights hereunder shall not be exhausted by its exercise of any one of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and Obligations have been paid and fully performed.
4. Guarantor authorizes Lender, without notice or demand and without affecting their liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold additional security for the payment of this Guaranty or the Obligations guaranteed, and exchange, enforce, waive, subordinate and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and (d) release or substitute any one or more of any other Guarantor, or add one or more Guarantor or endorsers. Lender may without notice assign this Guaranty in whole or in part.
5. Guarantor waives any right to require Lender to (a) proceed against the Borrower; (b) proceed against or exhaust any security held from the Borrower; or, (c) pursue any other remedy in Lender’s power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever of the liability of the Borrower. Until all of the Obligations of the Borrower to Lender shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against the Borrower, and waives any benefit of, and any right to participate in any security now or hereafter held by Lender. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.
 1NTD: to be equal to purchase price under stock purchase agreement.

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6. Guarantor waives and agrees not to assert any duty on the part of Lender to disclose to Guarantor any facts that Lender may now or hereafter know about the Borrower. Guarantor is fully responsible for being and keeping informed of the financial condition of the Borrower and all circumstances bearing on the risk of non-payment of the Obligations guaranteed hereby.
7. Guarantor will file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of the Borrower to Guarantor and shall concurrently assign to Lender all of Guarantor’s rights thereunder. If Guarantor does not file any such claim, Lender, as Guarantor’s attorney in fact, is hereby authorized to do so in Guarantor’s name or, in Lender’s discretion, to assign the claim and to cause proof of claim to be filed in the name of Lender’s nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof and, to the full extent necessary, Guarantor hereby assigns to Lender all of Guarantor’s rights to any and all such payments or distributions to which Guarantor would otherwise be entitled. If the amount so paid is greater than the Obligations then outstanding, Lender will pay the amount of the excess to the person entitled thereto.
8. The amount of Guarantor’s liability and all rights, powers, and remedies of Lender hereunder and under the Loan Documents and any other agreement now or at any time hereafter in force between Lender and Guarantor shall be cumulative and not alternative, and such rights, powers, and remedies shall be in addition to all rights, powers, and remedies given to Lender by law.
9. This Guaranty shall benefit Lender, its successors and assigns, including the assignees of any indebtedness hereby guaranteed, and binds Guarantor’s successors and assigns. This Guaranty is assignable by Lender with respect to all or any portion of the indebtedness and obligations guaranteed hereunder, and when so assigned Guarantor shall be liable to the assignees under this Guaranty without in any manner affecting Guarantor’s liability hereunder with respect to any indebtedness or obligations retained by Lender. No delegation or assignment of this Guaranty by any Guarantor shall be of any force or effect or release Guarantor from any obligations hereunder.
11. Except as provided in any other written agreement now or at any time hereafter in force between Lender and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Lender with respect to the subject matter hereof and supersedes all prior representations, understandings, promises, and agreements.
12. No provision of this Guaranty or right of Lender hereunder can be waived nor can Guarantor be released from his obligations hereunder except by a writing duly executed by an authorized officer of Lender.
13. Lender shall have a lien upon and a right of set-off against all money, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, and every such lien and right of set-off may be exercised without demand upon or notice to Guarantor. No lien or right of set-off shall be deemed to have been waived by any act of Lender or any failure to exercise such right of set-off, and every right of set-off and lien shall continue in full force and effect until such right of set-off or lien is specifically waived or released by an instrument in writing executed by Lender.
14. Any indebtedness of the Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of the Borrower to Lender; and such indebtedness of the Borrower to Guarantor if Lender so requests shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the Obligations of the Borrower to Lender but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

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15. Guarantor agrees to pay to Lender without demand reasonable attorneys’ fees and accountants’ fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or in collecting or compromising the Obligations; whether or not suit is filed. Time is of the essence of each term and condition hereof.
16. Except where preempted by the laws of the United States or the rules or regulations of any agency or instrumentality thereof, this Guaranty is to be governed by the laws of the State of [California], and the parties agree that this Guaranty is, except where preempted by the laws, rules or regulations of the United States to be interpreted, construed and governed by the laws of the State of [California]. Guarantor irrevocably and unconditionally submits to the jurisdiction of the Superior Court of the State of [California] in connection with any legal action or proceeding arising out of or relating to this Guaranty and Guarantor waives any objection relating to the basis for personal or in rem jurisdiction or to venue which they may now or hereafter have in any such suit, action or proceeding. If any paragraph, clause or provision hereof is construed or interpreted by a court of competent jurisdiction to be void, invalid, or unenforceable, such decision shall affect only those paragraphs, clauses or provisions and shall not affect the remainder hereof.
17. PDF or facsimile signatures hereunder shall be deemed originals.
18. This Guaranty (including all of Guarantor’s Obligations hereunder) is secured by a lien and security interest granted to Lender in, to and upon all of Guarantor’s right title and interest in to all of Guarantor’s property as set forth in that certain Security Agreement made by Guarantor in favor of Lender and dated as of the date of this Guaranty.
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IN WITNESS WHEREOF, the undersigned Guarantor has executed this Continuing Guaranty this 31st day of December, 2016.
CONTROL ENGINGEERING, INC., a Delaware corporation By: Name: ________________________ Its: ___________________________

Exhibit C

(see attached)

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (hereinafter called “Agreement”) is made and entered into as of December 31, 2016 by Control Engineering, Inc., a Delaware corporation (hereinafter, collectively, called “Debtor”), in favor of Greenhouse Holdings, Inc., a Nevada corporation, whose address is ____________________ (hereinafter called “Secured Party”).
1. RECITALS.
1.1           On December 31, 2016, Carlos Carillo, an individual (the “Borrower”) issued that certain Promissory Note in favor of Secured Party in the principal amount of [___________________ ($________)] (the “Note”); and
1.2           Debtor is a related and affiliated entity of the Borrower and will derive substantial and direct benefit from the extension and availability of the loan evidenced by the Note, and, in connection therewith, has issued that certain Continuing Guaranty in favor of Secured Party of even date herewith guaranteeing the obligations of the Borrower under the Note (the “Guaranty”).
2. SECURITY INTEREST.
2.1           In consideration of the loan evidenced by the Note, Debtor hereby grants to Secured Party a lien and security interest (hereinafter called the “Security Interest”) in and to all of right, title and interest in and to Debtor’s assets, including without limitation, Debtor’s intellectual property (the “Collateral”).
2.2           This Security Interest is given for the purpose of securing the Obligations, in such order of priority as Lender may elect:
(a) Payment and performance of all obligations under the Guaranty including, without limitation, any and all interest thereon, extension and other fees, late charges, prepayment premiums and attorneys’ fees;
(b) Payment, performance and observance by Debtor of each agreement, term, provision and condition contained herein and of all moneys expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof; and
(c) Payment and performance of any and all other indebtedness, obligations and liabilities of Debtor to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, not existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter re-incurred.
All of the indebtedness and obligations secured by this Agreement are hereinafter collectively called the “Obligation”.

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3.
WARRANTIES, COVENANTS AND AGREEMENTS OF DEBTOR. Debtor hereby warrants, covenants and agrees that:
3.1
Debtor represents and warrants that:
(a) Debtor is the true and lawful owner of the Collateral and has full power, right and authority to deliver the Collateral to Secured Party and to execute and deliver this Agreement;
(b) No defense, setoff, claim or counterclaim exists against Debtor that could be asserted against Secured Party, whether in any proceeding to enforce Secured Party’s interest in the Collateral or otherwise:
(c) Debtor has not conveyed, transferred or assigned the Collateral or any of its rights or interest therein and has not executed any other document or instrument that might prevent or limit Secured Party from operating under the terms and conditions of this Agreement; and
(d) Debtor has not made any pledge or assignment or of the Collateral and there are no other liens, encumbrances or claims made, placed upon or filed or recorded against the Collateral, and Debtor will make no other assignment (and will allow no other assignment to be made) of the Collateral or of any right or interest therein.
3.2           Debtor does hereby make, constitute and appoint Secured Party, its successors and assigns, Debtor’s true and lawful attorney in fact, in Debtor’s name, place and stead, or otherwise:
(a) To do all acts, including taking possession of the Collateral, the filing of any UCC Financing Statement (including continuation statements and amendments) with the appropriate filing office, and upon the occurrence of an Event of Default to execute, acknowledge, obtain and deliver any and all instruments, documents, items or things necessary, proper or required as a term, condition or provision of the Collateral or in order to exercise any rights of Debtor under the Collateral or to receive and enforce any performance due Debtor under the Collateral;
(b) Upon the occurrence of an Event of Default to give any notices, instructions, or other communications to any other parties related to the Collateral or to any person or entity in connection therewith;
(c) Upon the occurrence of an Event of Default to demand and receive all performances due under or with respect to the Collateral and to take all lawful ways and means for the enforcement thereof and to compromise and settle any claim or cause of action in Debtor arising from or related to the Collateral and give acquittances and other sufficient discharges relating thereto; and

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(d) To file any claim or to take any other action or proceeding, either in its own name or in that of its nominee, or in the name of Debtor or otherwise, to enforce performances due under or related to the Collateral or to protect and preserve the right, title and interest of Secured Party hereunder.
The power of attorney given herein is a power coupled with an interest and shall be irrevocable so long as any part of the Obligation remains unpaid or unperformed. Secured Party shall have no obligation to exercise any of the foregoing rights and powers in any event.
3.3           No change, amendment or modification shall be made to the Collateral or to the instructions of Debtor contained herein without the prior written approval of Secured Party.
3.4.           Debtor shall provide any and all documentation and take any and all action as may be necessary to perfect Secured Party’s lien and security interest in, to and upon the Collateral.
3.5           Debtor shall promptly notify Secured Party of any default or breach of or under the Agreement or of any failure of performance or other condition that with the giving of notice or the passage of time, or both, could become a default or breach under the Agreement.
3.6           Debtor shall pay all taxes, assessments and other charges that may be levied or assessed against the Collateral.
3.7           Debtor shall immediately give Secured Party written notice of any change in Debtor’s location.
3.8           Debtor, at its cost and expense, shall protect and defend this Agreement, all of the rights of Secured Party hereunder and the Collateral against all claims and demands of other parties. Debtor shall pay all claims and charges that in the reasonable opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.
3.9           The Security Interest, at all times, shall be perfected and shall be prior to any other interest in the Collateral. Debtor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, reasonably deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.
3.10           If Debtor shall fail to pay any expenses or charges to keep all of the Collateral free from other security interests, encumbrances or claims, or to perform otherwise as required herein, Secured Party may advance the moneys necessary to pay the same.
3.11           All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys’ fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Secured Party immediately upon written demand by Secured Party, and upon failure of Debtor to do so, Secured Party may declare all sums secured hereby immediately due and payable.

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3.12           Debtor shall furnish to Secured Party or any assignee thereof within fifteen (15) days after request therefor, a written statement in form satisfactory to Secured Party, duly acknowledged, certifying the amount of the principal and interest then owing under the Note, and whether any claims, offsets or defenses exist against this Agreement or any of the terms and provisions of any other agreement securing the Obligation.
4.
EVENTS OF DEFAULT; REMEDIES.
4.1           The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an “Event of Default”:
(a) Any Event of Default under the Note or the Guaranty;
(b) Any warranty, representation or statement contained in this Agreement or any other document or instrument executed or delivered in connection with the Obligation, or made or furnished to Secured Party by or on behalf of Debtor, that shall be or shall prove to have been materially false when made or furnished;
(c) The filing by Debtor (or against Debtor) in which Debtor acquiesces or which is not dismissed within ninety (90) days after the filing thereof of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Debtor or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Debtor;
(d) The insolvency of Debtor, or the execution by Debtor, of an assignment for the benefit of creditors; or the convening by Debtor of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Debtor to pay its debts as they mature; or if Debtor is generally not paying its debts as they mature;
(e) The admission in writing by Debtor that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature;
(f) The liquidation, termination or dissolution of Debtor, if a corporation, limited liability company, partnership or joint venture, if Secured Party is not reasonably reassured of timely payment and performance hereunder and under the Note and the Guaranty;
(g) Any attachment, garnishment, levy or execution upon, or judicial seizure of, any portion of the Collateral;

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(h) The existence or the filing of any lien or encumbrance against any portion of the Collateral which may impair the first lien position of Secured Party;
(i) The institution of any legal action or proceedings to enforce a lien or security interest in any portion of the Collateral;
(j) The occurrence of any event of default under any other document or instrument executed or delivered in connection with the Obligation;
(k) The occurrence of any event of default under any document or instrument given by Debtor in connection with any other indebtedness of Debtor to Secured Party.
4.2           Upon the occurrence of any Event of Default and at any time and from time to time thereafter while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:
(a) Declare all or any part of the Obligation immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.
(b) Pursue any legal remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.
(c) Apply any funds in any impound accounts held by Secured Party for the benefit of Debtor to the Obligation in any manner as Secured Party elects.
(d) Apply all or any portion of the Collateral funds to the Obligation in any manner as Secured Party elects.
4.3           Secured Party shall give Debtor reasonable notice of any sale or other disposition of all or any part of the Collateral made under the UCC or otherwise. Debtor agrees that notice and demand shall be deemed to be commercially reasonable and effective if such notice is given to Debtor at least ten (10) days prior to such sale or other disposition in the manner provided herein for the giving of notices.
4.4           Debtor shall and does hereby indemnify and hold Secured Party harmless from any and all damages and losses arising as a result of or related to the Collateral, this Agreement or the exercise by Secured Party of any of its rights under this Agreement, including, without limitation, any judgment, amounts paid in settlement, and all costs and expenses, including reasonable attorneys’ fees, incurred in defending or settling any action, suit or proceeding in connection with the foregoing.
4.5           All sums advanced or paid by Secured Party under the terms hereof, all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys’ fees, and all other amounts due Secured Party from Debtor in connection with this Agreement shall be added to the Obligation, shall be secured by all deeds of trust and other lien and security documents securing the Obligation, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Secured Party immediately upon written demand by Secured Party, and upon failure of Debtor to do so, Secured Party may declare all sums secured hereby immediately due and payable.

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4.6           Debtor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys’ fees, incurred in enforcing payment and performance of the Obligation or in exercising the right and remedies of Secured Party hereunder whether in civil, probate, bankruptcy or appellate courts. Such court costs and attorneys’ fees shall be set by the court and not by jury, shall be included in any judgment obtained by Secured Party, shall be added to the Obligation and shall be secured by this Agreement.
4.7           In addition to the remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof any time during the continuance of that Event of Default. Secured Party may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.
5.
MISCELLANEOUS PROVISIONS.
5.1           The acceptance of this Agreement by Secured Party shall not be considered a waiver of, or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of, or in any way to affect or impair, the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its various securities therefor in such order and manner as it may determine.
5.2           Secured Party, by accepting this Agreement, shall not be subject to any obligation or liability under this Agreement or with respect to any of the Collateral, including without limitation, any duty to perform any of the terms, conditions, provisions or agreements thereof, and any and all such obligations and liabilities shall continue to remain with Debtor as though this Agreement had not been made; Secured Party may hold the Collateral in any account including its general account and may commingle the Collateral with other funds.
5.3           Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

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5.4           Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against the Borrower or guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any statute of limitations affecting the enforcement hereof; (iii) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (iv) any benefit of, and any right to participate in, any other security or hereafter held by Secured Party except as otherwise provided in any Continuing Guaranty or this Agreement.
5.5           No failure or delay on the part of Secured Party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise or the exercise of any other right, power, or privilege. The rights, powers and remedies hereunder are cumulative and may be exercised by Secured Party either independently of or concurrently with any other right, power, or remedy contained herein or in any instrument executed in connection with the Obligation.
5.6           The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed in accordance with the laws of the State of [California]. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.
5.7           No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Debtor and a duly authorized officer of Secured Party.
5.8           This Agreement shall remain in full force and effect until all of the Obligation shall have been paid and performed in full.
5.9           No offset or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Obligation.
5.10           Time is of the essence hereof. This Agreement applies to, inures to the benefit of, and binds all parties hereto, their heirs, personal and legal representatives, successors and assigns. The term “Secured Party” shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of the Note. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.
5.11           All notices required or permitted to be given hereunder shall be in writing, and shall be delivered and become effective on delivery. The address for any notices required or permitted to be given to Debtor hereunder shall be the same notice address as set forth in the Continuing Guaranty executed by such Debtor, as applicable.

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5.12           A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.
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IN WITNESS WHEREOF, this Security Agreement has been executed and delivered on behalf of and in the name of Debtor on the date indicated above.
DEBTOR: CONTROL ENGINGEERING, INC., a Delaware corporation By: Name: ________________________ Its: ___________________________

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